EXHIBIT 99.1

Contacts:	Investors	Media

	Bob Lawson	Diane Carlini
	Intuit Inc.	Intuit Inc.
	650-944-6165	650-944-6251
	robert_lawson@intuit.com	diane_carlini@intuit.com

	Donna Rehman	Moira Conlon
	ECHO	Financial Profiles
	800-262-3246 x8533	310-277-4711
	corp@echo-inc.com	mconlon@finprofiles.com

Intuit to Acquire Electronic Clearing House Inc.

Strategic Fit for Intuit’s Payments Business

MOUNTAIN VIEW and CAMARILLO, Calif. – Dec. 19., 2007– Intuit Inc. (Nasdaq: INTU) and Electronic Clearing House Inc, (ECHO), (Nasdaq: ECHO) have signed a definitive agreement for Intuit to acquire ECHO. Under the terms of the agreement, Intuit will pay $17 per share in cash in exchange for each share of ECHO common stock, including shares issuable upon exercise of options. The total purchase price is approximately $131 million on a fully-diluted basis.

ECHO, based in Camarillo, Calif., is a leading provider of electronic payment processing solutions, including check, debit card and credit card processing, as well as check verification, collection, and guarantee services and automated clearing house capabilities, or ACH.

Intuit had previously signed a definitive agreement to acquire ECHO in December 2006, but the parties mutually terminated the arrangement in March. Since that time, ECHO has refocused its business and addressed governmental concerns while continuing to generate revenue growth. With ECHO’s business changes and continued solid performance, the companies now agree that conditions are more favorable for a successful acquisition.

“Since our last discussions with ECHO, we’ve continued to survey the market and believe today, as we did then, that ECHO is a great strategic fit for Intuit,” said Brad Smith, senior vice president and general manager of Intuit’s small business group. “We expect ECHO’s technology and operational assets will help us accelerate Intuit’s growth and strengthen our expanding small business ecosystem that includes the fast-growing payments space.”

With ECHO’s ACH capabilities, Intuit will be able to round out its payment offering with check services. The company will be able to offer solutions to merchants that address the most commonly used payment methods, including credit card, debit card, ACH, gift card, check verification, collection, guarantee and check conversion.  The combined offerings will be designed to save merchants time and money and will continue to differentiate Intuit’s solutions from other electronic payment providers.

In addition, the acquisition of ECHO will expand Intuit’s sales and distribution channels and provide relationships with thousands of customers, including larger enterprise customers.

“Today, ECHO has strengthened its focus on delivering ACH and card technology that includes comprehensive payment processing services, a technology platform, and established relationships with customers and partners,” said Chuck Harris, ECHO’s chief executive officer. “ECHO’s leading technology solution and team of payment industry professionals, coupled with Intuit’s focus on easy to use solutions, will help the combined company to deliver new and innovative products to customers.”

The transaction is subject to regulatory review, ECHO shareholder approval and other customary closing conditions. It is expected to close in the first quarter of calendar year 2008, at which time ECHO will become a wholly owned subsidiary of Intuit, and ECHO’s stock will cease trading. Intuit expects the acquisition to be slightly dilutive in fiscal 2008 and 2009.

Officers and directors of ECHO entered into voting agreements with Intuit, pursuant to which the officers and directors agreed, among other things, to vote their shares of ECHO common stock in favor of the transaction.

The proposed acquisition was approved by the board of directors of each company. Wedbush Morgan Securities advised ECHO and rendered a fairness opinion in connection with the acquisition.

About Intuit Inc.

Intuit Inc. is a leading provider of business and financial management solutions for small and mid-sized businesses; financial institutions, including banks and credit unions; consumers and accounting professionals. Its flagship products and services, including QuickBooks®, Quicken® and TurboTax® software, simplify small business management and payroll processing, personal finance, and tax preparation and filing. ProSeries® and Lacerte® are Intuit's leading tax preparation software suites for professional accountants. The company’s financial institutions division, anchored by Digital Insight, provides on-demand banking services to help banks and credit unions serve businesses and consumers with innovative solutions.

Founded in 1983, Intuit had annual revenue of $2.67 billion in its fiscal year 2007. The company has approximately 8,000 employees with major offices in the United States, Canada, the United Kingdom and other locations. More information can be found at www.intuit.com.

About Electronic Clearing House, Inc.

A merchant account with ECHO (www.echo-inc.com) provides a fully integrated payment processing suite, including credit card processing, electronic check conversion (ECC), eChecks (ACH), check guarantee, check verification, check collection, and debit cards. Merchants nationwide benefit from ECHO’s wide ranging payment services available through the Company’s dedicated sales force or through channels that include technology partnerships, banks, collection agencies and other acquiring entities.

Forward-Looking Statements

This news release includes forward-looking statements which are subject to safe harbors created under the U.S. federal securities laws. All statements included in this press release that address activities, events or developments that Intuit or ECHO expects, believes or anticipates will or may occur in the future are forward-looking statements, including, particularly, statements related to the expected dilutive effect of the transaction for Intuit, the  anticipated reach, capabilities and opportunities for the combined company, the potential benefits of the proposed transaction to Intuit, future products and services, expected benefits to merchants and other customers, market opportunities, expected customer base, and the anticipated closing of the transaction.  These statements are based on certain assumptions and reflect our current expectations. Statements including words such as “anticipate,” “propose,” “estimate,” “believe” or “expect” and statements in the future tense are forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Some of the factors that could cause results to differ materially from the expectations expressed in these forward-looking statements include the following:  the risk that the proposed transaction may not be completed in a timely manner, if at all; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks related to the successful offering of the combined company's products and services; the risk that the anticipated benefits of the merger may not be realized; and other risks that may impact Intuit’s and ECHO’s businesses, some of which are discussed in the companies’ reports filed with the Securities and Exchange Commission (the “SEC”) under the caption "Risks That Could Affect Future Results" or "Risk Factors" and elsewhere, including, without limitation, Intuit's Form 10-K for the fiscal year ended July 31, 2007 and ECHO’s 10-K for the year ended September 30, 2007.  Copies of Intuit's and ECHO’s filings with the SEC can be obtained on their Web sites, or at the SEC’s Web site at www.sec.gov. You can also obtain Intuit’s report through its Web site at http://www.intuit.com/about_intuit/investors and ECHO’s reports through its Web site at http://www.echo-inc.com/investors.html. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors.

If any of these risks or uncertainties materializes, the acquisition may not be consummated, the potential benefits of the acquisition may not be realized, the operating results of Intuit and ECHO could suffer, and actual results could differ materially from the expectations described in these forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made. These risks, uncertainties and factors are not exclusive, and Intuit and ECHO undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Additional Information About the Proposed Transaction and Where You Can Find It
This press release may be deemed to be a solicitation in respect of the proposed acquisition of ECHO by Intuit. In connection with the proposed transaction, ECHO intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF ECHO ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY ECHO WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, when available, and any other documents filed by ECHO with the SEC, may be obtained free of charge at the SEC’s Web site at www.sec.gov. In addition, stockholders of ECHO may obtain free copies of the documents filed with the SEC by contacting ECHO Investor Relations at 800-262-3246 ext. 8533, or by email to corp@echo-inc.com. You may also read and copy any reports, statements and other information filed by ECHO with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s Web site for further information on its public reference room.

ECHO and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ECHO stockholders in favor of the proposed transaction. Certain executive officers and directors of ECHO have interests in the transaction that may differ from the interests of stockholders generally. These interests will be described in the proxy statement when it becomes available.

In addition, Intuit and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ECHO’s stockholders in favor of the approval of the proposed transaction. Information concerning Intuit's directors and executive officers is set forth in Intuit's proxy statement for its 2007 annual meeting of stockholders, which was filed with the SEC on Nov.1, 2007, and annual report on Form 10-K filed with the SEC on Sept. 14, 2007. These documents are available free of charge at the SEC’s Web site at www.sec.gov or by going to Intuit’s Investor Relations Web site at http://www.intuit.com/about_intuit/investors.